SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                         FORM 8-K

                      CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                             May 11, 1995
              Date of Report (Date of earliest event reported)

                     COMMISSION FILE NUMBER 1-4725

                         THE WARNACO GROUP, INC.
          (Exact name of registrant as specified in its charter)

          Delaware                                95-4032739
(State or other jurisdiction                 (I.R.S. Employer
of incorporation or organization)             Identification No.)

                           90 Park Avenue
                         New York, New York 10016
             (Address of registrant's principal executive offices)
                            (212) 661-1300
             (Registrant's telephone number, including area code)

                      COPIES OF ALL COMMUNICATIONS TO:
                          THE WARNACO GROUP, INC.
                              90 PARK AVENUE
                         NEW YORK, NEW YORK 10016
             ATTENTION:  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY


   ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             (a)  Effective May 11, 1995 the Company
   determined to replace Ernst & Young LLP as the Company's independent auditors. Ernst & Young LLP and its predecessor firms had served as the Company's independent auditors since 1986. None of the independent audit reports issued by Ernst & Young LLP for the Company's last two fiscal years ended January 7, 1995 and January 8, 1994 contained an adverse opinion or disclaimer of opinion nor were the reports modified or qualified as to audit scope or accounting principles or any other matter.

             The decision to change the Company's independent auditors was recommended by the Audit Committee of the Board of Directors of the Company. The Board of Directors of the Company approved the recommendation of the Audit Committee at its meeting on May 11, 1995.

             The Company has not had any disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The Company has not been advised by Ernst & Young LLP of any event or circumstances that may cause Ernst & Young LLP to expand significantly the scope of its audit or would materially impact the fairness or reliability of any report issued by Ernst & Young LLP or any financial statements issued by the Company.

             During the two most recent fiscal years ended
   January 7, 1995 and January 8, 1994, there have been no reportable events (as defined in Regulation S K Item
   304(a)(1)(v)).

             (b) On May 11, 1995 the Audit Committee of the Board of Directors of the Company, after careful consideration, recommended that the Company engage Price Waterhouse LLP as the Company's independent auditors. The Board of Directors approved the recommendation of the Audit Committee and the Company engaged Price Waterhouse LLP as its independent auditors effective May 11, 1995. The Company has not consulted with Price Waterhouse LLP regarding the application of accounting principles relating to a specific transaction, either completed or proposed, the type of opinion that might be rendered on the Company's financial statements or regarding any disagreement with its independent auditors.

   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   Exhibits:

             16.1  Letter of Ernst & Young LLP dated May 18, 1995.

             Pursuant to the requirements of the Securities
   Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE WARNACO GROUP, INC.

   Date:  May 18, 1995                   By:/s/WILLIAM S. FINKELSTEIN
                                            William S Finkelstein
                                            Director, Senior Vice
                                            President
                                            and Chief Financial Officer


                              EXHIBIT INDEX

   Exhibit                                                     Page

   16.1     Letter of Ernst & Young LLP dated May 18, 1995     6



   Exhibit 16.1:

   ERNST & YOUNG LLP         787 Seventh Avenue          (212) 773-3000
                             New York, New York 10019

   May 18, 1995

   Securities and Exchange Commission
   450 Fifth Street, N.W.
   Washington, D.C. 20549

   Gentlemen:

             We have read Item 4 of Form 8-K dated May 18, 1995 of The Warnaco Group, Inc. and are in agreement with the statements contained in the first, third and fourth paragraphs under Item 4(a) therein. We have no basis to agree or disagree with other statements of the registrant contained herein.

                                      /s/ ERNST & YOUNG LLP